SUP-0115-0414

ALLIANCEBERNSTEIN BOND FUNDS

AllianceBernstein Intermediate Bond Portfolio

(the “Fund”)

Supplement dated April 28, 2014 to the Prospectus dated January 31, 2014 of the AllianceBernstein Bond Funds offering Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund (the “Prospectus”).

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The following supplements certain information in the Summary Information section of the Fund’s Prospectus to reflect the addition of Class Z shares to the Fund’s existing share classes.

Shareholder Fees (fees paid directly from your investment)

Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z Shares
Management Fees	.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Transfer Agent	.02%
Other Expenses	.10%

Total Other Expenses*	.12%

Total Annual Fund Operating Expenses	.57%

*	Total Other Expenses are based on estimated amounts for the current fiscal year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Z Shares
After 1 Year	$61
After 3 Years	$186
After 5 Years	$321
After 10 Years	$716

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The following supplements certain information in the Bar Chart and Performance section of the Fund’s Prospectus to reflect the addition of Class Z shares to the Fund’s existing share classes

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.AllianceBernstein.com (click on “Individuals — U.S.” then “Products & Performance”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 7.86% in the 3rd quarter, 2009; and Worst Quarter was down -4.57% in the 3rd quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2013)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	-5.75%	6.61%	3.89%
	Return After Taxes on Distributions	-6.81%	5.26%	2.49%
	Return After Taxes on Distributions and Sale of Fund Shares	-3.25%	4.64%	2.47%
Class B	Return Before Taxes	-5.15%	6.83%	3.96%
Class C	Return Before Taxes	-3.23%	6.81%	3.63%
Advisor Class	Return Before Taxes	-1.29%	7.88%	4.67%
Class R**	Return Before Taxes	-1.78%	7.33%	4.14%
Class K**	Return Before Taxes	-1.54%	7.59%	4.40%
Class I**	Return Before Taxes	-1.30%	7.87%	4.67%
Class Z**	Return Before Taxes	-1.29%	7.87%	4.65%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		-2.02%	4.44%	4.55%

*	After-tax Returns:
–	Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;
–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and
–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
**	Inception dates for Class R shares: 11/03/03; Class K and Class I shares: 3/1/05 and Class Z shares: April 28, 2014. Performance information for periods prior to the inception of Class R, Class K, Class I and Class Z shares is the performance of the Fund’s Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K, Class I and Class Z shares, respectively.

SUP-0115-0414